Exhibit 99.1

N  E  W  S        R  E  L  E  A  S  E

FOR IMMEDIATE RELEASE	Contact:	Investor Relations: Susan Wright Greenfield 305-569-3449	Corporate Communications: Melissa Gracey 305-817-8117

BankUnited FSB Receives Notification from the Office of Thrift Supervision

CORAL GABLES, Fla., Sept. 5, 2008 – BankUnited Financial Corporation (NASDAQ:BKUNA), parent company of BankUnited FSB, announced that it received notification today that the Office of Thrift Supervision has reclassified the Bank’s regulatory capital status from well-capitalized to adequately capitalized although the Bank’s capital ratios exceed the statutory thresholds for well-capitalized institutions. As a result, the Bank is subject to restrictions on accepting brokered deposits.

Forward-Looking Statements

This press release may contain certain forward-looking statements Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words and phrases such as: “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend,” “will,” “should,” “would,” “could,” “may,” “can,” “plan,” “target” and similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements may include, but are not limited to, discussions concerning national and regional business and economic conditions, fiscal and monetary policies; natural events such as hurricanes; changes in interest rates; a reduced demand for credit; reduced access to borrowings and deposits; a decrease in deposit flows, loan demand or deposit or other customers; risks associated with residential mortgage lending or the slowdown in the housing market, including, without limitation, continued deterioration in credit quality, reduced real estate values and slower sales, interest rate changes, payment elections by borrowers of option ARM loans and deterioration in the ability of borrowers to repay their loans and other debts; competition from other financial service companies in our markets; potential or actual litigation; potential or actual actions by regulators, including, without limitation, new, changed or increased regulatory restrictions and the ability to comply with such restrictions; changes in regulations, laws, policies or standards, including, among others, changes in accounting standards, guidelines and policies; the outcome of ongoing tax audits; the issuance, redemption or deferral of payments on company debt or equity; the concentration of operations in Florida; reliance on other companies for products and services; the impact of war and the threat and impact of terrorism; volatility in the market price of the company’s common stock; unfavorable conditions in the capital markets; the possible loss of key personnel; the possible inability to successfully implement its agreement with regulators, strategic initiatives, and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the company’s operations, price, products and delivery of services. Neither the success, timing nor terms of the Company’s capital raising efforts are certain. The Company is not able to make any assurances, including but not limited to any assurances that the increased rate of sale of foreclosed homes will continue in future periods, that the percentage of unsold homes in escrow or under negotiation will be representative of the number or percentage of homes sold in future periods, that the quality of the Company’s loan portfolio will continue in future periods, that the Company will have adequate liquidity in future periods, or that the Company will be considered “well-capitalized” in future periods. The Company does not update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required by law. Please refer to the documents that BankUnited Financial Corporation files periodically with the SEC, such as the Form 10-K for the 2007 fiscal year, and reports on Form 10-Q for the fiscal quarter ended June 30, 2008, which contain additional important factors that could cause actual results to differ from the Company’s current expectations and from the forward-looking statements contained in this press release.